Goldman Sachs Funds

INTERNATIONAL EQUITY FUND

Annual Report August 31, 2000

08
100
100
43
20

Long-term capital growth potential

through investments in equity markets

located around the world.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Market Overview

Dear Shareholder:

International equities generated mixed results, as a correction in the technology sector and contrasting country-specific fundamentals impacted the market.

  Market Review: Giving Back Early Gains — After an encouraging strong start, international equity markets gave back the bulk of their gains. As was the case in the U.S., the early rally was very narrow, with technology, media and telecom (TMT) sectors moving sharply forward. This strong performance overshadowed the poor results in most other areas of the market. Then, in March, a sharp correction in the TMT sectors occurred, dragging down much of the market. As the period progressed, concerns over the direction of global interest rates and the questionable prospects for many ‘new economy’ stocks undermined investor confidence. The extreme volatility experienced in recent months was compounded by thin trading volumes in most major markets. High valuations and adverse company-specific news also exacerbated market jitters. European, Asian and Japanese markets largely followed the correction in the U.S. market, although data in Europe and ongoing cost-cutting and restructuring in Asia paint a more positive picture for these regional economies.
  Market Outlook: Reasons for Long-term Optimism — We remain optimistic about the long-term outlook for international equities, despite the weakness in world equity markets this year and, most notably, the recent correction in so-called ‘new economy’ sectors. Our view is predicated on the continuation of the current favorable mix around the world of positive economic growth and relatively subdued inflation, which is providing a supportive environment for corporate earnings growth and equity market valuations. Furthermore, our confidence is bolstered by the significant correction in some highly rated areas of the market, which we considered to be vulnerable to changes in investor sentiment. In addition, the marked de-rating of TMT stocks has enabled us to raise our exposure to companies in whose fundamentals we have a high degree of conviction, and which we believe are well-positioned to outperform over the long-term.

  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

  Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management
September 15, 2000

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Fund Basics

as of August 31, 2000

PERFORMANCE REVIEW

August 31, 1999–	Fund Total Return	MSCI EAFE	FT/S&P Actuaries
August 31, 2000	(without sales charge)[1]	Index[2]	Europe and Pacific Index[2]

Class A	14.68%	9.81%	8.88%
Class B	14.20	9.81	8.88
Class C	14.28	9.81	8.88
Institutional	15.45	9.81	8.88
Service	15.00	9.81	8.88

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index (with dividends reinvested), an unmanaged index of common stock prices, replaced the FT/S&P Actuaries Europe and Pacific Index (“EuroPac”) as of 11/30/99 as the International Equity Fund’s performance benchmark.The MSCI EAFE Index is widely used throughout the investment management industry to represent the investment opportunities available to a large cap, developed country international equity strategy and, in the Investment Advisor’s opinion, is a more appropriate benchmark against which to measure the performance of the International Equity Fund. The Index figures do not reflect any fees or expenses. The unmanaged EuroPac Index is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in the Europe and Asia-Pacific region. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	18.36%	19.01%	23.62%	26.02%	25.48%
Five Years	14.71	N/A	N/A	N/A	16.15	[4]
Since Inception	12.21	12.29	11.39	15.36	13.14	[4]
	(12/1/92)	(5/1/96)	(8/15/97)	(2/7/96)	(12/1/92)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

4 Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the International Equity Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/00
Holding	% of Total Net Assets	Line of Business

Vodafone AirTouch PLC	3.5%	Telecommunications
Nokia Oyj	2.5	Telecommunications
Telefonaktiebolaget LM Ericsson AB Series B	2.2	Telecommunications
Nippon Telephone & Telegraph Corp.	1.6	Telecommunications
Royal Dutch Petroleum Co.	1.6	Energy Resources
Glaxo Wellcome PLC	1.5	Health
BP Amoco PLC	1.5	Energy Resources
Telefonica de Espana SA	1.5	Telecommunications
Nestle SA	1.5	Food & Beverage
ING Groep NV	1.5	Financial Services

1

The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs International Equity Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 14.68%, 14.20%, 14.28%, 15.45%, and 15.00%, respectively. These figures compare favorably to the 9.81% cumulative total return of the Fund’s benchmark, Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index (with dividends reinvested).

The Fund’s stronger relative performance versus the benchmark was largely the result of stock selection and regional allocation decisions. Over the last few months, we have also moved to reduce the size of our sector positions (overweight or underweight) in response to high market volatility and intra-market rotation. We have focused instead on our key strength, bottom-up stock selection.

Portfolio Composition

We continue to run a very benign asset allocation strategy, preferring to derive the majority of our excess returns from bottom-up stock selection. We maintain our positive view on the long-term outlook for Continental Europe, while remaining underweight the UK and broadly neutral in Asia as a whole.

Thematically, our positioning in the International Equity fund has remained broadly consistent over the past months, with a continued emphasis on ‘long duration’ assets, typically with visible growth prospects, enduring franchises and strong relative pricing power. The Fund’s core positions — overweight media, pharmaceuticals and consumer staples, and underweight in capital goods and basic materials — remains in place.

Portfolio Highlights

  Telefonica de España SA — During the period, we added to our position in Telefonica, Spain’s incumbent telephone company, which also has substantial operations in Latin America. The firm has transformed itself from a telephone utility into a major player in the sphere of global media and telecommunications. Telefonica has benefited from a recovery in the Latin American markets, as well as generating good performance from its well-managed Spanish operations.
  Yamanouchi Pharmaceutical Co. Ltd.— Yamanouchi is Japan’s third largest pharmaceutical company, with revenue from pharmaceuticals, nutritional products, food and flowers. The company has new drugs with exciting prospects such as Lipitor and Celebrex, which are expected to be launched in the near future.

2

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

INVESTMENT PROCESS OVERVIEW

The results of our bottom-upstock selection process are enhanced by a top-down review of our regional market views and the views of the quantitative research team.

  Hutchison Whampoa Ltd. — Hutchison Whampoa is one of the largest stocks in the Asian region with interests in real estate, transportation and infrastructure, and telecommunications. In addition to its direct exposure to the Internet, it has a compelling business strategy for realizing profit gains from efficiency improvements in its core businesses through technological improvements.

  Portfolio Outlook

  Europe — Looking ahead, our constructive view of Continental Europe continues to reflect a favorable combination of positive long-term structural developments, blended with strong medium-term economic and corporate fundamentals. The key structural trends include the maturing of the savings and pensions industry, and the evolution of the region from a series of parochial national market places to a single pan-European market. This should help to facilitate the high levels of merger and acquisition activity in the region. Finally, the current business climate continues to be positive, evidenced by the substantial tide of rising earnings expectations.
  Asia — We remain relatively optimistic about the outlook for the region’s equity markets. Although clearly susceptible to a U.S. economic slowdown, the recovery of Southeast Asia’s economies has been strong and, we believe, essentially sustainable. The durability of the recovery should be underpinned by the following three factors: diminished fears over further interest rate rises in the region, lasting conviction surrounding the restructuring of the banking industry, and a continuation of encouraging upturn in foreign direct investment.
  Japan — There is also cause for optimism in Japan, although investment risks remain. The economy’s recovery is tentative, with economic activity still relatively muted, domestic confidence fragile and deflationary pressures conspicuous. At the same time, the corporate sector continues to undertake significant self-help measures, which are boosting profitability in an environment of overall negative revenue growth. However, key to propelling the market is the consumer, whose reluctance to spend has become a major obstacle to Japan’s economic recovery. However with consumer confidence levels now being bolstered by improved corporate profitability, we believe that sales growth will become more visible.

  Goldman Sachs International Equity Investment Team

  London, Tokyo, Singapore
  September 15, 2000

3

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

4

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on December 1, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Equity Fund. For comparative purposes, the performance of the Fund’s new benchmark (Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (EAFE)) as of November 30, 1999 and the Fund’s previous benchmarks (the FT/S&P Euro-Pac Unhedged and the FT/S&P Europac Combined) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

International Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 1, 1992 to August 31, 2000

$29,000
$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
Class A Shares
FT/S&P Euro-Pac Unhedged
FT/S&P Euro-Pac Combined
MSCI EAFE Index
$24,873
$24,190
$22,984
$21,089
12/1/92
8/93
8/94
8/95
8/96
8/97
8/98
8/99
8/00

Average Annual Total Return through August 31, 2000	Since Inception	Five Years	One Year

Class A (commenced December 1, 1992)
Excluding sales charges	12.14%	14.38%	14.68%
Including sales charges	11.33%	13.08%	8.36%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	11.10%	—	14.20%
Including contingent deferred sales charges	10.68%	—	8.59%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	9.18%	—	14.28%
Including contingent deferred sales charges	9.18%	—	13.16%

Institutional Class (commenced February 7, 1996)	13.73%	—	15.45%

Service Class (commenced March 6, 1996)	13.07%	—	15.00%

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 94.6%

Australia – 2.4%
480,889	Broken Hill Proprietary Co. Ltd. (Nonferrous Metals)	$ 5,259,638
758,410	News Corp. Ltd. (Media)	9,894,754
1,384,297	Tab Corp. Holdings Ltd. (Entertainment)	7,862,811
2,998,836	Telstra Corp. (Utilities)	10,911,750
2,168,232	Woolworths Ltd. (Specialty Retail)	8,564,631

		42,493,584

Canada – 0.4%
125,200	The Seagram Co. Ltd. (Entertainment)	7,535,475

China – 0.1%
325,000	China Mobile Ltd. * (Telecommunications)	2,500,321

Finland – 2.8%
1,009,156	Nokia Oyj (Telecommunications)	44,229,519
143,648	Sonera Oyj (Telecommunications)	4,794,885

		49,024,404

France – 10.8%
151,889	Accor SA (Hotels)	6,539,715
84,862	Air Liquide SA (Chemicals)	10,810,753
272,279	Alcatel (Telecommunications)	22,249,933
297,297	Alstom (Electrical Equipment)	6,664,118
145,786	Aventis SA (Drugs)	10,936,121
118,711	Axa (Insurance)	16,893,330
116,828	Banque Nationale de Paris (Banks)	10,734,407
31,131	Cap Gemini SA (Business Services)	6,494,590
136,388	Carrefour SA (Specialty Retail)	9,940,543
131,506	France Telecom SA (Telecommunications)	15,001,665
91,189	Lafarge SA (Construction)	6,751,485
77,405	LVMH (Louis Vuitton Moet Hennessy) * (Conglomerates)	6,005,805
139,061	Renault SA (Auto)	6,044,182
97,547	STMicroelectronics NV (Semiconductors)	5,975,218
173,923	Total Fina SA Class B (Energy Resources)	25,800,270
135,006	Valeo SA (Auto)	7,239,037
125,525	Vivendi (Business Services)	10,252,006
208,271	Vivendi Environnement * (Utilities)	7,146,100

		191,479,278

Germany – 5.3%
38,617	Allianz AG (Insurance)	13,010,114
74,499	DaimlerChrysler AG (Auto)	3,829,303
233,894	Deutsche Bank AG (Banks)	20,348,666
343,534	Deutsche Lufthansa AG (Airlines)	7,599,912
373,212	Deutsche Telekom AG (Telecommunications)	14,329,548
162,406	E.On AG (Energy Resources)	7,779,725

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
25,792	Muenchener Rueckversicherungs- Gesellschaft AG (Property Insurance)	$ 7,072,609
128,622	Siemens AG (Electrical Equipment)	20,610,249

		94,580,126

Hong Kong – 2.1%
5,174,000	Giordano International Ltd. (Specialty Retail)	2,902,455
1,086,700	Hang Seng Bank Ltd. (Banks)	11,669,589
1,108,600	Hutchison Whampoa Ltd. (Multi-Industrial)	15,636,107
778,000	Li & Fung Ltd. (Wholesale)	3,391,717
1,680,657	Pacific Century CyberWorks Ltd. * (Computer Software)	3,124,699

		36,724,567

Ireland – 0.6%
1,767,646	Bank of Ireland (Banks)	10,487,043

Italy – 3.3%
1,659,582	Banca Nazionale del Lavoro (Financial Services)	6,158,370
1,384,556	San Paolo-IMI SpA (Banks)	24,558,215
1,844,500	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	15,981,563
1,009,563	Telecom Italia SpA (Telecommunications)	12,403,958

		59,102,106

Japan – 24.7%
247,959	Aderans Co. Ltd. (Specialty Retail)	9,834,661
76,300	Advantest Corp. (Electronics Equipment)	15,560,479
928,000	Asahi Chemical Industry Co. Ltd. (Chemicals)	5,803,807
1,343,000	Asahi Glass Co. Ltd. (Home Products)	12,554,816
476,000	Bridgestone Corp. (Auto)	6,159,213
448,265	Canon, Inc. (Computer Hardware)	20,048,984
1,299,000	Chiba Bank Ltd. (Banks)	5,310,493
251,700	Circle K Japan Co. (Specialty Retail)	9,039,016
394,000	Daiwa Securities Group, Inc. (Financial Services)	4,913,456
180,600	FANUC Ltd. (Electronics Equipment)	19,643,320
339,000	Fuji Photo Film Ltd. (Leisure)	12,142,335
281,000	Fujitsu Ltd. (Computer Hardware)	8,141,491
172,000	Honda Motor Co. Ltd. (Auto)	6,289,733
252	Hoya Corp. (Electrical Equipment)	24,101
506,000	Kao Corp. (Chemicals)	13,901,360
960,000	Kirin Brewery Ltd. (Food & Beverage)	10,531,646
2,542,790	Mitsui Marine & Fire (Insurance)	12,660,305
452,000	NEC Corp. (Computer Hardware)	12,926,396

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
450,000	NGK Insulators Ltd. (Multi-Industrial)	$ 6,181,435
28,242	Nintendo Co. Ltd. (Entertainment)	4,883,099
2,429	Nippon Telephone & Telegraph Corp. (Telecommunications)	28,924,802
751,000	Ricoh Co. Ltd. (Computer Hardware)	13,132,818
56,000	Rohm Co. (Electronics Equipment)	15,936,241
27,500	Ryohin Keikaku Co. Ltd. (Specialty Retail)	2,655,884
936,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	7,942,617
924,000	Sharp Corp. (Electrical Equipment)	14,719,888
282,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	13,855,416
392,000	Skylark Co. Ltd. (Restaurants)	14,334,741
23,811	SMC Corp. (Machinery)	4,219,671
127,100	Sony Corp. (Electrical Equipment)	14,181,810
1,178,000	Sumitomo Corp. (Wholesale)	10,272,293
161,000	Takeda Chemical Industries Ltd. (Drugs)	9,525,645
100,600	Takefuji Corp. (Financial Services)	9,894,928
169,000	Terumo Corp. (Medical Products)	4,674,637
1,438,000	The Fuji Bank Ltd. (Banks)	10,935,003
361,000	The Nomura Securities Co. Ltd. (Financial Services)	8,445,336
562,800	Tokyo Electric Power (Electrical Utilities)	12,585,824
453,200	Toppan Forms Co. Ltd. (Publishing)	9,582,429
443,000	Toyota Motor Corp. (Auto)	19,273,513
339,000	Yamanouchi Pharmaceutical Co. Ltd. (Drugs)	16,783,123

		438,426,765

Netherlands – 7.4%
355,258	ASM Lithography Holding NV (Semiconductors)	13,413,127
250,765	Fortis Netherlands NV (Financial Services)	7,718,120
514,675	Getronics NV (Business Services)	6,451,468
393,958	ING Groep NV (Financial Services)	26,370,116
368,171	Koninklijke Royal Philips Electronics NV (Appliance)	17,911,045
423,776	KPN NV (Telecommunications)	11,289,979
473,741	Royal Dutch Petroleum Co. (Energy Resources)	28,808,611
367,455	United Pan-Europe Communications NV * (Telecommunications)	8,973,989
195,824	VNU NV (Media)	10,430,568

		131,367,023

Shares	Description	Value

Common Stocks – (continued)

Singapore – 1.0%
851,300	Chartered Semiconductor Manufacturing Ltd. * (Semiconductors)	$ 7,122,608
451,847	DBS Group Holdings Ltd. (Banks)	5,460,704
280,000	Singapore Press Holdings Ltd. (Publishing)	4,506,420

		17,089,732

Spain – 2.6%
214,815	Acerinox SA (Steel)	6,293,168
422,243	Endesa SA (Electrical Utilities)	8,227,876
257,210	Repsol SA (Energy Resources)	5,091,943
1,397,430	Telefonica de Espana SA * (Telecommunications)	26,796,285

		46,409,272

Sweden – 5.0%
798,360	Investor AB (Financial Services)	11,332,893
1,974,131	Nordbanken Holding AB (Banks)	13,697,915
45,607	Sandvik AB (Machinery)	995,259
548,311	Securitas AB Series B (Business Services)	12,197,855
569,477	Skandia Forsakring (Insurance)	11,522,501
1,901,168	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	38,366,544

		88,112,967

Switzerland – 6.9%
133,657	ABB Ltd. (Business Services)	14,961,605
10,594	Adecco SA (Business Services)	8,118,823
52,442	Credit Suisse Group (Banks)	10,958,030
12,334	Nestle SA (Food & Beverage)	26,579,699
9,690	Novartis AG (Health)	14,651,814
2,227	Roche Holding AG (Health)	19,943,284
5,957	Swiss Re (Property Insurance)	12,228,606
103,424	UBS AG (Banks)	15,050,507

		122,492,368

United Kingdom – 19.2%
1,306,185	Allied Zurich PLC (Insurance)	15,987,750
556,153	Amvescap PLC (Financial Services)	11,863,401
234,385	AstraZeneca Group PLC (Health)	10,679,651
2,937,538	BP Amoco PLC (Energy Resources)	26,876,095
861,731	British Aerospace PLC (Defense/Aerospace)	5,364,467
761,849	British American Tobacco PLC (Tobacco)	4,897,452
1,340,651	British Telecom PLC (Telecommunications)	17,022,423
218,669	Cable & Wireless PLC (Telecommunications)	4,039,366
433,691	CGNU PLC (Insurance)	6,670,891
1,586,248	Diageo PLC (Tobacco)	13,534,618
951,088	Glaxo Wellcome PLC (Health)	27,340,268

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
(continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
1,310,889	HSBC Holdings PLC (Banks)	$ 18,851,120
725,059	Imperial Chemical Industries PLC (Chemicals)	4,892,422
803,100	Lloyds TSB Group PLC (Banks)	7,551,656
449,164	Marconi PLC (Telecommunications)	7,964,779
514,707	Reuters Group PLC (Business Services)	10,307,106
726,149	Royal Bank of Scotland Group PLC * (Banks)	853,509
726,149	Royal Bank of Scotland Group PLC (Banks)	13,108,220
1,055,355	ScottishPower PLC (Energy Resources)	8,039,989
1,794,244	SmithKline Beecham PLC (Health)	23,367,569
3,516,715	Tesco PLC (Specialty Retail)	11,060,986
2,914,076	Unilever PLC (Food & Beverage)	18,246,487
315,479	United News & Media PLC (Publishing)	3,982,789
15,205,430	Vodafone AirTouch PLC (Telecommunications)	61,394,782
477,868	WPP Group PLC (Business Services)	6,781,791

		340,679,587

TOTAL COMMON STOCKS
(Cost $1,542,578,392)		$ 1,678,504,618

Shares	Description	Value

Preferred Stocks – 0.7%

Germany – 0.7%
49,154	SAP AG (Computer Software)	$ 12,392,759

TOTAL PREFERRED STOCKS
(Cost $6,915,138)		$ 12,392,759

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 3.7%

State Street Bank & Trust Euro-Time Deposit
$65,491,000	6.56%	09/01/2000	$ 65,491,000

TOTAL SHORT-TERM OBLIGATION
(Cost $65,491,000)			$ 65,491,000

TOTAL INVESTMENTS
(Cost $1,614,984,530)			$1,756,388,377

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Percentage of Total Net Assets

Common and Preferred Stock Industry Classifications

Airlines	0.4%
Appliance	1.0
Auto	2.8
Banks	10.1
Business Services	4.3
Chemicals	3.4
Computer Hardware	3.1
Computer Software	0.9
Conglomerates	0.3
Construction	0.4
Defense/Aerospace	0.3
Drugs	1.5
Electrical Equipment	3.6
Electrical Utilities	1.2
Electronics Equipment	2.9
Energy Resources	5.8
Entertainment	1.1
Financial Services	4.9
Food & Beverage	3.1
Health	5.4
Home Products	0.7
Hotels	0.4
Insurance	4.3
Leisure	0.7
Machinery	0.3
Media	1.1
Medical Products	0.3
Multi-Industrial	1.2
Nonferrous Metals	0.3
Property Insurance	1.1
Publishing	1.0
Restaurants	0.8
Semiconductors	1.5
Specialty Retail	3.0
Steel	0.4
Telecommunications	18.9
Tobacco	1.0
Utilities	1.0
Wholesale	0.8

TOTAL COMMON AND PREFERRED STOCK	95.3%

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $1,614,984,530)	$1,756,388,377
Cash, at value	3,296,292
Receivables:
Fund shares sold	14,582,133
Dividends and interest, at value	3,888,191
Investment securities sold, at value	2,948,543
Variation margin (a)	2,892,385
Forward foreign currency exchange contracts, at value	1,677,801
Reimbursement from investment adviser	545,848
Other assets	6,736

Total assets	1,786,226,306

Liabilities:

Payables:
Investment securities purchased, at value	3,357,057
Forward foreign currency exchange contracts, at value	2,593,826
Amounts owed to affiliates	2,378,429
Fund shares repurchased	2,141,506
Accrued expenses and other liabilities	631,698

Total liabilities	11,102,516

Net Assets:

Paid-in capital	1,501,445,561
Accumulated distributions in excess of net investment loss	(8,940,186)
Accumulated net realized gain on investment, futures and foreign currency related transactions	141,971,105
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	140,647,310

NET ASSETS	$1,775,123,790

Net asset value, offering and redemption price per share: (b)
Class A	$23.59
Class B	$23.14
Class C	$22.89
Institutional	$24.06
Service	$23.65

Shares outstanding:
Class A	56,958,617
Class B	3,469,803
Class C	962,518
Institutional	13,512,467
Service	160,182

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	75,063,587

(a)	Includes approximately $2,056,000 relating to initial margin requirements for futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $24.96. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$ 21,033,572
Interest	5,147,523

Total income	26,181,095

Expenses:

Management fees	15,633,003
Distribution and Service fees (b)	6,981,282
Transfer Agent fees (c)	2,573,914
Custodian fees	1,918,064
Registration fees	199,961
Professional fees	67,010
Service share fees	20,398
Trustee fees	8,901
Other	226,450

Total expenses	27,628,983

Less — expense reductions	(794,554)

Net expenses	26,834,429

NET INVESTMENT LOSS	(653,334)

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	152,167,182
Futures transactions	17,526,583
Foreign currency related transactions	(2,733,931)
Net change in unrealized gain (loss) on:
Investments	2,670,982
Futures	(367,621)
Translation of assets and liabilities denominated in foreign currencies	(338,987)

Net realized and unrealized gain on investment, futures and foreign currency related transactions	168,924,208

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$168,270,874

(a)	Foreign taxes withheld on dividends were $3,097,226.
(b)	Class A, Class B and Class C had Distribution and Service fees of $6,009,343, $795,433 and $176,506, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $2,283,550, $151,133, $33,536, $104,063 and $1,632, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

For the Year Ended August 31, 2000

From operations:

Net investment loss	$ (653,334)
Net realized gain from investment, futures and foreign currency related transactions	166,959,834
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	1,964,374

Net increase in net assets resulting from operations	168,270,874

Distributions to shareholders:

From net investment income
Class A Shares	(4,137,059)
Class B Shares	(213,456)
Class C Shares	(50,889)
Institutional Shares	(1,171,372)
Service Shares	(16,685)
In excess of net investment income
Class A Shares	(9,786,740)
Class B Shares	(504,956)
Class C Shares	(120,385)
Institutional Shares	(2,771,030)
Service Shares	(39,469)
From net realized gains
Class A Shares	(105,741,385)
Class B Shares	(7,678,106)
Class C Shares	(1,511,693)
Institutional Shares	(22,154,888)
Service Shares	(403,458)

Total distributions to shareholders	(156,301,571)

From share transactions:

Proceeds from sales of shares	962,871,083
Reinvestment of dividends and distributions	121,561,009
Cost of shares repurchased	(529,098,512)

Net increase in net assets resulting from share transactions	555,333,580

TOTAL INCREASE	567,302,883

Net assets:

Beginning of year	$1,207,820,907

End of year	$1,775,123,790

Accumulated distributions in excess of net investment loss	$ (8,940,186)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

For the Seven Months Ended August 31, 1999

From operations:

Net investment income	$ 2,238,774
Net realized gain on investment, futures and foreign currency related transactions	98,723,169
Net change in unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(33,406,060)

Net increase in net assets resulting from operations	67,555,883

From share transactions:

Proceeds from sales of shares	1,029,391,946
Cost of shares repurchased	(1,032,832,481)

Net decrease in net assets resulting from share transactions	(3,440,535)

TOTAL INCREASE	64,115,348

Net assets:

Beginning of period	1,143,705,559

End of period	$ 1,207,820,907

Accumulated undistributed net investment income	$ 6,242,794

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

For the Year Ended January 31, 1999

From operations:

Net investment loss	$ (2,714,406)
Net realized gain on investment, futures and foreign currency related transactions	96,004,014
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	55,278,283

Net increase in net assets resulting from operations	148,567,891

Distributions to shareholders:

From net realized gains
Class A Shares	(41,132,351)
Class B Shares	(3,418,683)
Class C Shares	(556,864)
Institutional Shares	(4,927,209)
Service Shares	(179,258)

Total distributions to shareholders	(50,214,365)

From share transactions:

Proceeds from sales of shares	2,171,378,743
Reinvestment of dividends and distributions	40,976,198
Cost of shares repurchased	(1,982,583,097)

Net increase in net assets resulting from share transactions	229,771,844

TOTAL INCREASE	328,125,370

Net assets:

Beginning of year	815,580,189

End of year	$ 1,143,705,559

Accumulated undistributed net investment income	$ 1,040,126

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs International Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions, and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions And Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of share of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $1,624,611,545. Accordingly gross unrealized gain on investments was $223,254,070 and the gross unrealized loss on investments was $91,477,238 resulting in a net unrealized gain of $131,776,832.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to the Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; and (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued and forward commitments represent examples of such transactions. As a result of entering into those transactions the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.10% of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $794,000 for the year ended August 31, 2000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $1,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $2,891,000 for the year ended August 31, 2000.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

3. AGREEMENTS (continued)

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $1,483,000, $653,000 and $242,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2000, were $1,555,116,959 and $1,170,979,843, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $101,000 of brokerage commissions from futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At August 31, 2000, the Fund had the following outstanding forward foreign currency exchange contracts:

Open Foreign Currency	Value on Settlement Date	Current Value	Unrealized
Purchase Contracts			Gain	Loss

Australian Dollar
expiring 10/13/2000	$ 3,521,620	$ 3,443,050	$ —	$ 78,570
Danish Krone
expiring 10/19/2000	14,605,000	14,220,417	—	384,583
Euro
expiring 10/13/2000	19,453,483	19,129,311	—	324,172
Great British Pound
expiring 9/14/2000	504,164	482,458	—	21,706
expiring 9/14/2000	13,028,098	12,599,983	—	428,115
expiring 9/14/2000	5,283,974	5,290,512	6,538	—
Norwegian Krone
expiring 9/21/2000	6,686,000	6,524,793	—	161,207
New Zealand Dollar
expiring 11/15/2000	2,465,889	2,335,514	—	130,375

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$65,548,228	$64,026,038	$6,538	$1,528,728

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Open Forward Foreign Currency	Value on Settlement Date	Current Value	Unrealized
Sale Contracts			Gain	Loss

Euro
expiring 9/14/2000	$ 547,073	$ 509,121	$ 37,952	$ —
Hong Kong Dollar
expiring 12/8/2000	25,903,974	25,912,802	—	8,828
Japanese Yen
expiring 11/17/2000	2,714,365	2,744,178	—	29,813
Swedish Krona
expiring 10/13/2000	27,351,540	26,711,268	640,272	—
Swiss Franc
expiring 11/20/2000	18,552,168	18,232,414	319,754	—

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$ 75,069,120	$ 74,109,783	$997,978	$ 38,641

Closed but Unsettled	Purchase Value	Sale Value	Realized
Forward Foreign Currency Contracts			Gain	Loss

Euro
expiring 9/14/2000	$ 11,355,176	$ 11,292,566	$ —	$ 62,610
expiring 9/14/2000	10,883,308	10,811,422	—	71,886
expiring 9/14/2000	523,596	528,388	4,792	—
expiring 9/14/2000	10,713,362	10,832,611	119,249	—
expiring 10/13/2000	7,467,657	7,288,874	—	178,783
expiring 10/13/2000	642,005	637,046	—	4,959
expiring 10/13/2000	19,324,411	19,181,671	—	142,740
expiring 10/13/2000	14,013,271	13,971,080	—	42,191
expiring 10/13/2000	2,688,391	2,715,329	26,938	—
expiring 10/13/2000	2,766,811	2,895,863	129,052	—
Great British Pound
expiring 9/14/2000	11,292,566	11,215,363	—	77,203
expiring 9/14/2000	11,267,987	11,215,362	—	52,625
expiring 9/14/2000	71,823	71,428	—	395
expiring 9/14/2000	11,248,496	11,165,530	—	82,966
expiring 9/14/2000	256,886	253,017	—	3,869
expiring 9/14/2000	11,379,685	11,240,972	—	138,713
expiring 9/14/2000	10,910,859	10,744,495	—	166,364
Japanese Yen
expiring 10/20/2000	22,450,461	22,716,000	265,539	—
expiring 11/17/2000	7,742,000	7,869,715	127,715	—
Hong Kong Dollar
expiring 12/8/2000	2,192,214	2,191,061	—	1,153

TOTAL CLOSED BUT UNSETTLED FORWARD FOREIGN CURRENCY CONTRACTS	$169,190,965	$168,837,793	$673,285	$1,026,457

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2000, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

At August 31, 2000, open futures contracts were as follows:

Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized Loss

Dow Jones Euro Stoxx 50	925	September 2000	$42,487,281	$32,891

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

6. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $4,193,340 from accumulated net realized gain on investment, futures and foreign currency related transactions to accumulated distributions in excess of net investment loss and $89,055 from paid-in capital to accumulated distributions in excess of net investment loss. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

Goldman Sachs International Equity Fund — Tax Information (unaudited)

        For the distribution paid during the year ended August 31, 2000, the total amount of income received by the International Equity Fund from sources within foreign countries and possessions of the United States was $0.2593 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0311 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $116,956,804 as capital gains dividends paid during its year ended August 31, 2000.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	29,637,438	$727,913,986	40,503,629	$878,896,664	90,785,418	$ 1,949,815,404
Reinvestments of dividends and distributions	4,008,202	93,992,338	—	—	1,669,818	34,480,481
Shares repurchased	(17,502,173)	(431,597,850)	(42,925,516)	(937,796,470)	(84,367,795)	(1,819,683,956)

	16,143,467	390,308,474	(2,421,887)	(58,899,806)	8,087,441	164,611,929

Class B Shares
Shares sold	596,787	14,423,566	231,545	5,004,374	794,593	17,488,784
Reinvestments of dividends and distributions	335,760	7,745,988	—	—	156,073	3,180,373
Shares repurchased	(484,425)	(11,699,142)	(410,880)	(8,878,625)	(557,697)	(11,834,003)

	448,122	10,470,412	(179,335)	(3,874,251)	392,969	8,835,154

Class C Shares
Shares sold	1,503,847	35,487,591	3,386,747	71,812,024	6,644,608	139,922,460
Reinvestments of dividends and distributions	52,340	1,194,420	—	—	19,517	394,623
Shares repurchased	(1,092,313)	(25,780,443)	(3,429,722)	(73,325,070)	(6,294,716)	(133,220,855)

	463,874	10,901,568	(42,975)	(1,513,046)	369,409	7,096,228

Institutional Shares
Shares sold	7,389,250	183,681,326	3,229,820	73,161,867	2,805,737	62,386,145
Reinvestments of dividends and distributions	763,388	18,168,651	—	—	131,238	2,741,464
Shares repurchased	(2,327,895)	(58,028,723)	(556,938)	(12,395,514)	(740,110)	(16,145,728)

	5,824,743	143,821,254	2,672,882	60,766,353	2,196,865	48,981,881

Service Shares
Shares sold	55,114	1,364,614	23,838	517,017	78,227	1,765,950
Reinvestments of dividends and distributions	19,583	459,612	—	—	8,677	179,257
Shares repurchased	(80,974)	(1,992,354)	(20,037)	(436,802)	(77,199)	(1,698,555)

	(6,277)	(168,128)	3,801	80,215	9,705	246,652

NET INCREASE (DECREASE)	22,873,929	$555,333,580	32,486	$ (3,440,535)	11,056,389	$ 229,771,844

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from Investment Operations	From net investment income	In excess of net investment income	From net realized gains	Total Distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$23.12	$(0.03	) (c)	$3.41	$3.38	$(0.10)	$(0.24)	$(2.57)	$(2.91)
2000 - Class B Shares	22.73	(0.16	) (c)	3.38	3.22	(0.07)	(0.17)	(2.57)	(2.81)
2000 - Class C Shares	22.54	(0.14	) (c)	3.35	3.21	(0.09)	(0.20)	(2.57)	(2.86)
2000 - Institutional Shares	23.49	0.14	(c)	3.46	3.60	(0.14)	(0.32)	(2.57)	(3.03)
2000 - Service Shares	23.14	(0.01	) (c)	3.45	3.44	(0.11)	(0.25)	(2.57)	(2.93)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	21.92	0.04		1.16	1.20	—	—	—	—
1999 - Class B Shares	21.63	(0.02)		1.12	1.10	—	—	—	—
1999 - Class C Shares	21.45	(0.03)		1.12	1.09	—	—	—	—
1999 - Institutional Shares	22.20	0.12	(c)	1.17 (c)	1.29	—	—	—	—
1999 - Service Shares	21.93	0.06		1.15	1.21	—	—	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	19.85	(0.06)		3.24	3.18	—	—	(1.11)	(1.11)
1999 - Class B Shares	19.70	(0.17)		3.21	3.04	—	—	(1.11)	(1.11)
1999 - Class C Shares	19.56	(0.15)		3.15	3.00	—	—	(1.11)	(1.11)
1999 - Institutional Shares	19.97	0.03		3.31	3.34	—	—	(1.11)	(1.11)
1999 - Service Shares	19.84	(0.04)		3.24	3.20	—	—	(1.11)	(1.11)

1998 - Class A Shares	19.32	0.03		2.04	2.07	—	(0.30)	(1.24)	(1.54)
1998 - Class B Shares	19.24	(0.08)		2.02	1.94	—	(0.25)	(1.23)	(1.48)
1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)		(1.38)	(1.42)	—	(0.38)	(1.24)	(1.62)
1998 - Institutional Shares	19.40	0.10		2.11	2.21	(0.07)	(0.33)	(1.24)	(1.64)
1998 - Service Shares	19.34	0.02		2.06	2.08	—	(0.35)	(1.23)	(1.58)

1997 - Class A Shares	17.20	0.10		2.23	2.33	—	—	(0.21)	(0.21)
1997 - Class B Shares (commenced May 1, 1996)	18.91	(0.06)		0.60	0.54	—	—	(0.21)	(0.21)
1997 - Institutional Shares (commenced February 7, 1996)	17.45	0.04		2.15	2.19	(0.03)	—	(0.21)	(0.24)
1997 - Service Shares (commenced March 6, 1996)	17.70	(0.02)		1.87	1.85	—	—	(0.21)	(0.21)

1996 - Class A Shares	14.52	0.13		4.00	4.13	(0.58)	—	(0.87)	(1.45)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$23.59	14.68%	$1,343,869	1.79%		(0.12)%		1.84%		(0.17)%		79.79%
23.14	14.20	80,274	2.29		(0.65)		2.34		(0.70)		79.79
22.89	14.28	22,031	2.29		(0.59)		2.34		(0.64)		79.79
24.06	15.45	325,161	1.14		0.54		1.19		0.49		79.79
23.65	15.00	3,789	1.64		(0.02)		1.69		(0.07)		79.79

23.12	5.47	943,473	1.79	(b)	0.31	(b)	1.84	(b)	0.26	(b)	61.10
22.73	5.09	68,691	2.29	(b)	(0.19	) (b)	2.34	(b)	(0.24	) (b)	61.10
22.54	5.08	11,241	2.29	(b)	(0.26	) (b)	2.34	(b)	(0.31	) (b)	61.10
23.49	5.81	180,564	1.14	(b)	0.89	(b)	1.19	(b)	0.84	(b)	61.10
23.14	5.52	3,852	1.64	(b)	0.47	(b)	1.69	(b)	0.42	(b)	61.10

21.92	16.39	947,973	1.73		(0.28)		1.82		(0.37)		113.79
21.63	15.80	69,231	2.24		(0.79)		2.32		(0.87)		113.79
21.45	15.70	11,619	2.24		(0.98)		2.32		(1.06)		113.79
22.20	17.09	111,315	1.13		0.23		1.21		0.15		113.79
21.93	16.49	3,568	1.63		(0.18)		1.71		(0.26)		113.79

19.85	11.12	697,590	1.67		(0.27)		1.80		(0.40)		40.82
19.70	10.51	55,324	2.20		(0.90)		2.30		(1.00)		40.82
19.56	(5.92)	3,369	2.27	(b)	(1.43	) (b)	2.37	(b)	(1.53	) (b)	40.82
19.97	11.82	56,263	1.08		0.30		1.18		0.20		40.82

19.84	11.25	3,035	1.55		(0.36)		1.65		(0.46)		40.82

19.32	13.48	536,283	1.69		(0.07)		1.88		(0.26)		38.01
19.24	2.83	19,198	2.23	(b)	(0.97	) (b)	2.38	(b)	(1.12	) (b)	38.01

19.40	12.53	68,374	1.10	(b)	0.43	(b)	1.25	(b)	0.28	(b)	38.01
19.34	10.42	674	1.60	(b)	(0.40	) (b)	1.75	(b)	(0.55	) (b)	38.01

17.20	28.68	330,860	1.52		0.26		1.77		0.01		68.48

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs International Equity Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs International Equity Fund

An Investment Idea for the Long Term

History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

Goldman Sachs International Equity Fund offers investors access to the benefits associated with international market diversification. The Fund seeks long-term capital growth, primarily through equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

Target Your Needs

The Goldman Sachs International Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs International Equity Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES

Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 31, 2000 / 00-1383 INTLAR / 97K / 10-00